EXHIBIT 99.1


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

   ICI696-FINAL  Class A (    )       PLAIN VAN   Pac Not Avail
               Orig Bal 45,532,000 Fac 1.00000 Coup 6.820 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: A(     )
- - ------------------------------------------------------------------------------
Price          */v100     prepay losses
                0.84      Avg. Life
                07/96     1st Prin
                12/97     Last Prin
- - --------       -------    ---------
99:30+          6.400      Yield
                 0.79      Duration
99:31           6.380      Yield
                 0.79      Duration
99:31+          6.360      Yield
                 0.79      Duration
100:0           6.340      Yield
                 0.79      Duration
100:0+          6.321      Yield
                 0.79      Duration
100:1           6.301      Yield
                 0.79      Duration



     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class B (    )       PLAIN VAN   Pac Not Avail
               Orig Bal 28,467,000   Fac 1.00000    Coup 7.240 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: B(     )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              2.02      Avg. Life
              12/97     1st Prin
              12/98     Last Prin
- - --------     -------    ---------
99:23+        7.230      Yield
               1.81      Duration
99:27+        7.162      Yield
               1.81      Duration
99:31+        7.093      Yield
               1.81      Duration
100:3+        7.025      Yield
               1.81      Duration
100:7+        6.956      Yield
               1.82      Duration
100:11+       6.888      Yield
               1.82      Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class B (    )       PLAIN VAN   Pac Not Avail
               Orig Bal 28,467,000   Fac 1.00000    Coup 7.240 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: B(     )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              2.02      Avg. Life
              12/97     1st Prin
              12/98     Last Prin
- - --------     -------    ---------
99:3+         7.576      Yield
               1.81      Duration
99:7+         7.506      Yield
               1.81      Duration
99:11+        7.437      Yield
               1.81      Duration
99:15+        7.368      Yield
               1.81      Duration
99:19+        7.299      Yield
               1.81      Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class C (    )       PLAIN VAN   Pac Not Avail
               Orig Bal 24,371,000   Fac 1.00000    Coup 7.390 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: C(     )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              3.02      Avg. Life
              12/98     1st Prin
              01/00     Last Prin
- - --------     -------    ---------
99:23+         7.418     Yield
                2.62     Duration
99:27+         7.370     Yield
                2.62     Duration
99:31+         7.323     Yield
                2.62     Duration
100:3+         7.275     Yield
                2.62     Duration
100:7+         7.228     Yield
                2.62     Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class D (    )       PLAIN VAN   Pac Not Avail
               Orig Bal 18,604,000   Fac 1.00000    Coup 7.550 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: D(     )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              4.00      Avg. Life
              01/00     1st Prin
              12/00     Last Prin
- - --------     -------    ---------
99:22         7.613      Yield
               3.34      Duration
99:26         7.575      Yield
               3.34      Duration
99:30         7.538      Yield
               3.34      Duration
100:2         7.501      Yield
               3.34      Duration
100:6         7.463      Yield
               3.34      Duration


     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

d.2

    ICI696-FINAL  Class D (    )       PLAIN VAN   Pac Not Avail
               Orig Bal 18,604,000   Fac 1.00000    Coup 7.550 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: D(     )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              4.00      Avg. Life
              01/00     1st Prin
              12/00     Last Prin
- - --------     -------    ---------
99:4          7.781      Yield
               3.33      Duration
99:8          7.744      Yield
               3.33      Duration
99:12         7.706      Yield
               3.33      Duration
99:16         7.669      Yield
               3.33      Duration
99:20         7.631      Yield
               3.33      Duration


     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class H (    )       PLAIN VAN   Pac Not Avail
                Orig Bal 12,175,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: H(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              6.89      Avg. Life
              09/02     1st Prin
              03/04     Last Prin
- - --------     -------    ---------
98:5+          8.133     Yield
                5.13     Duration
98:9+          8.108     Yield
                5.14     Duration
98:13+         8.083     Yield
                5.14     Duration
98:17+         8.059     Yield
                5.14     Duration
98:21+         8.034     Yield
                5.14     Duration


     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

 h.2

    ICI696-FINAL  Class H(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 12,175,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: H(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              6.89      Avg. Life
              09/02     1st Prin
              03/04     Last Prin
- - --------     -------    ---------
97:16+        8.263      Yield
               5.12      Duration
97:20+        8.238      Yield
               5.13      Duration
97:24+        8.213      Yield
               5.13      Duration
97:28+        8.188      Yield
               5.13      Duration
98:0+         8.164      Yield
               5.13      Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class J(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 17,149,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: J(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              9.90      Avg. Life
              03/04     1st Prin
              06/09     Last Prin
- - --------     -------    ---------
97:9+          8.210    Yield
                6.59    Duration
97:13+         8.191    Yield
                6.59    Duration
97:17+         8.172    Yield
                6.59    Duration
97:21+         8.152    Yield
                6.60    Duration
97:25+         8.133    Yield
                6.60    Duration


     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class J(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 17,149,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: J(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              9.90      Avg. Life
              03/04     1st Prin
              06/09     Last Prin
- - --------     -------    ---------
96:14+        8.342     Yield
               6.57     Duration
96:18+        8.322     Yield
               6.57     Duration
96:22+        8.303     Yield
               6.57     Duration
96:26+        8.283     Yield
               6.58     Duration
96:30+        8.264     Yield
               6.58     Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class L(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 16,000,346   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: L(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              10.53      Avg. Life
              06/01     1st Prin
              03/26     Last Prin
- - --------     -------    ---------
98:19+        8.009     Yield
               6.62     Duration
98:23+        7.989     Yield
               6.62     Duration
98:27+        7.970     Yield
               6.62     Duration
98:31+        7.952     Yield
               6.63     Duration
99:3+         7.933     Yield
               6.63     Duration


     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class L(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 16,000,346   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: L(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              10.53      Avg. Life
              06/01     1st Prin
              03/26     Last Prin
- - --------     -------    ---------
97:12          8.198     Yield
                6.58     Duration
97:16          8.179     Yield
                6.58     Duration
97:20          8.160     Yield
                6.58     Duration
97:24          8.140     Yield
                6.59     Duration
97:28          8.121     Yield
                6.59     Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class LA(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 2,500,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: LA(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              10.53      Avg. Life
              06/01     1st Prin
              03/26     Last Prin
- - --------     -------    ---------
96:24          8.296    Yield
                6.56    Duration
96:28          8.276    Yield
                6.56    Duration
97:0           8.257    Yield
                6.56    Duration
97:4           8.237    Yield
                6.57    Duration
97:8           8.218    Yield
                6.57    Duration


     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class M(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 9,256,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View     Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: M(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              17.35      Avg. Life
              06/09     1st Prin
              03/26     Last Prin
- - --------     -------    ---------
96:14+         8.217    Yield
                8.95    Duration
96:18+         8.203    Yield
                8.96    Duration
96:22+         8.188    Yield
                8.96    Duration
96:26+         8.174    Yield
                8.97    Duration
96:30+         8.160    Yield
                8.98    Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

    ICI696-FINAL  Class M(   )       PLAIN VAN   Pac Not Avail
                Orig Bal 9,256,000   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View   Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: M(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              17.35     Avg. Life
              06/09     1st Prin
              03/26     Last Prin
- - --------     -------    ---------

95:20+         8.311     Yield
                8.91     Duration
95:24+         8.297     Yield
                8.92     Duration
95:28+         8.282     Yield
                8.93     Duration
96:0+          8.268     Yield
                8.93     Duration
96:4+          8.253     Yield
                8.94     Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

   ICI696-FINAL  Class M1(   )    AA RATED SUB PLAIN VAN   Pac Not Avail
                Orig Bal 7,608,134   Fac 1.00000    Coup 7.750 Mat / /
                      Wac- 0.000 (0.000) WAM- / (-22758)

Price/Yield View   Fact Thru 09/9999 Hist Coupons
Settle Date: 28-Jun-1996   Curve Date 24-Jun-1996  Tranche: M1(    )
- - ------------------------------------------------------------------------------
Price        */v100     prepay losses
              11.07     Avg. Life
              07/96     1st Prin
              03/26     Last Prin
- - --------     -------    ---------
95:28+       8.418       Yield
              6.69       Duration
96:0+        8.398       Yield
              6.69       Duration
96:4+        8.379       Yield
              6.70       Duration
96:8+        8.360       Yield
              6.70       Duration
96:12+       8.340       Yield
              6.71       Duration

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.